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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) February 28, 2000

                               View Systems, Inc.
             (Exact name of registrant as specified in its chapter)

          Florida                   1-15247                     59-2928366
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation            File Number)               Identification No.)

 925 West Kenyon Avenue, Suite 15, Englewood, Colorado             21046_
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 303 783 9153

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

            On February 18, 2000, to Rubin Investment Group, an institutional investment entity, within the meaning of Rule 501(a)(8) promulgated pursuant to the Securities Act of 1933, as amended, in which all equity owners are accredited investors, View Systems, Inc. (the

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"Company") sold and issued 800,000 shares of the Company's common stock, a warrant to purchase (i) 1,000,000 shares of common stock during the five month period following February 18, 2000, at an exercise price of $2.00 per share, and
(ii) 500,000 shares of common stock during the six month period following February 18, 2000, at an exercise price of $2.00 per share, and another warrant to purchase 1,000,000 shares of common stock during the three year period following February 18, 2000, at an exercise price of $2.00 per share. At closing, the Company received $400,000. The shares were issued pursuant to Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The securities purchased pursuant to the investment of Rubin Investment Group carry demand and piggyback registration rights, pursuant to the Registration Rights Agreement attached an exhibit.

            As a result of this investment, the Company has agreed to amend its filed registration statement on Form SB-2, by, among other things, removing the securities it was planning to offer in the registered offering and including the securities purchased by Rubin Investment Group.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            EXHIBITS
            --------
               4.1 Subscription and Investment Representation Agreement between View Systems, Inc. and Rubin Investment Group, dated February 18, 2000.

               4.2 First Common Stock Purchase Warrant between View Systems, Inc. and Rubin Investment Group, dated February 18, 2000.

               4.3 Second Common Stock Purchase Warrant between View Systems, Inc. and Rubin Investment Group, dated February 18, 2000.

               4.4 Registration Rights Agreement between View Systems, Inc. and Rubin Investment Group, dated February 18, 2000.

FORWARD-LOOKING STATEMENTS

This Report contains, in addition to historical information, statements by the Company with respect to expectations about its business and future financial results, which are "forward-looking" statements under the Private Securities Litigation Reform Act of 1995. These statements and other statements made elsewhere by the Company or its representatives, which are identified or qualified by words such as "likely", "will," "suggests," "expects," "may," "believe," "could," "should," "would," "anticipates" or "plans," or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Actual results could differ materially from those currently anticipated or suggested due to a number of factors, including


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those set forth herein, those set forth in the Company's Annual Report on Form
10-K and in the Company's other SEC filings, and including, risks relating to the dependence on retaining key personnel and the effect of sales of shares of stock on our share price. All forward-looking statements are based on information available as of the date hereof, and the Company does not assume any obligation to update such forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     -------------------------------------------
                                                    (Registrant)
Date                                 ___________________________________________
_____________________________________               (Signature)*

*Print name and title of the signing officer under his signature.